                         SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934



Filed by the Registrant  / X /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:
/   /  Preliminary Proxy Statement
/   /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/ X /  Definitive Proxy Statement
/   /  Definitive Additional Materials
/   /  Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12

                             PCT HOLDINGS, INC.
--------------------------------------------------------------------------
             (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A
/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3)
/   /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
       and 0-11

       1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------
       2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

           ---------------------------------------------------------------
       4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------
       5)  Total fee paid:

           ---------------------------------------------------------------

/   /  Fee paid previously with preliminary materials

* Set forth the amount on which the filing fee is calculated and state how it was determined.

/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:

           ---------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------
       3)  Filing Party:

           ---------------------------------------------------------------
       4)  Date Filed:

           ---------------------------------------------------------------

                              November 2, 1995



Dear Shareholder:

          It is our pleasure to invite you to attend the Annual Meeting of Shareholders of PCT Holdings, Inc. (the "Company"), to be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, November 28, 1995 at 10:00 a.m Pacific Standard Time.

          The attached Notice of Annual Meeting and Proxy Statement describe the business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Your directors and officers will be present to respond to your questions.

          Detailed information concerning the Company's business and results of operations during the fiscal year ended May 31, 1995 is contained in our Annual Letter to Shareholders and Form 10-KSB, which also are enclosed in this package.

          Your vote at the Annual Meeting is important, regardless of the number of shares you own. On behalf of the Board of Directors, we urge you to mark, sign, date, and return the enclosed proxy card as soon as possible in the enclosed postage pre-paid envelope even if you plan to attend the annual meeting. If you attend the Annual Meeting, you may vote in person even if you have previously returned your proxy card to us.


                                   Sincerely,



                                   /s/ DONALD A. WRIGHT
                                   Donald A. Wright
                                   Chairman of the Board, President
                                   and Chief Executive Officer

                             PCT HOLDINGS, INC.

                   -------------------------------------
                  Notice of Annual Meeting of Shareholders
                        to be Held November 28, 1995
                   -------------------------------------

          The Annual Meeting of Shareholders of PCT Holdings, Inc., a Nevada corporation (the "Company"), will be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, November 28, 1995, at 10:00 a.m. Pacific Standard Time, for the following purposes:

          1.   To elect eight directors of the Company;

          2.   To approve the Company's 1995 Stock Incentive Plan;

          3.   To approve the Company's Independent Director Stock Plan;


          4. To ratify the appointment of the independent auditors of the Company; and

          5. To transact any other business that may properly come before the Annual Meeting.

          The Board of Directors is not aware of any other business to come before the Annual Meeting.

          Only shareholders of record at the close of business on November 1, 1995, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

          Please complete, sign, and date the enclosed proxy and return it promptly in the enclosed postage pre-paid reply envelope. If you are able to attend the meeting, you may revoke the proxy and vote personally on all matters brought before the meeting.

          A list of shareholders will be available for inspection by the shareholders at the corporate headquarters of the Company, 434 Olds Station Road, Wenatchee, Washington 98801.

                             By Order of the Board of Directors,



                              /s/ DONALD A. WRIGHT

                             Donald A. Wright, Chairman of the Board,
                             Chief Executive Officer and President
November 2, 1995
Wenatchee, Washington

          YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES WILL BE VOTED. THE ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             PCT HOLDINGS, INC.

                           434 Olds Station Road
                        Wenatchee, Washington 98801
                               (509) 664-8000

                              ---------------
                              PROXY STATEMENT
                              ---------------

Purpose
-------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PCT Holdings, Inc., a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company to be held at the West Coast Wenatchee Convention Center, 121 North Wenatchee Avenue, Wenatchee, Washington, on Tuesday, November 28, 1995, at 10:00 a.m. Pacific Standard Time (the "Annual Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about November 3, 1995.

Record Date and Outstanding Shares
----------------------------------

          The Board of Directors has fixed November 1, 1995, as the record date for the determination of holders of common stock, $.001 par value, of the Company (the "Common Stock") entitled to notice of and to vote at the Annual Meeting. At the close of business on that date there were outstanding and entitled to vote 5,332,089 shares of Common Stock. Holders of Common Stock will be entitled to one vote per share of Common Stock held and are not entitled to cumulative voting rights in the election of directors.

Proxies and Revocation of Proxies
---------------------------------

          The enclosed proxy is being solicited by the Board of Directors for use at the Annual Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not revoked will be voted at the Annual Meeting or any adjournments thereof in accordance with the instructions given therein.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to PCT Holdings, Inc., 434 Olds Station Road, Wenatchee, Washington 98801, Attention: Roger P. Vallo, Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Annual Meeting.

Quorum and Voting
-----------------

          The presence in person or by proxy of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the

Annual Meeting. Abstentions and broker non-votes will be considered represented at the meeting for the purpose of determining a quorum.

          The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted for the nominees to the Board of Directors named in this Proxy Statement, for approval of the Company's 1995 Stock Incentive Plan (the "Plan"), for approval of the Independent Director Stock Plan (the "Director Plan"), for the ratification of Moss Adams LLP as independent auditor for the Company for the fiscal year ending May 31, 1996, and at the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

          Under applicable law and the Company's Articles of Incorporation and Bylaws, if a quorum is present at the Annual Meeting, the eight nominees for election to the Board of Directors who receive the plurality of votes cast for the election of Directors by the shares present in person or represented by proxy shall be elected Directors. Each Shareholder will be entitled to one vote for each share of Common Stock held and will not be entitled to cumulate votes in the election of Directors. The Plan and the Director Plan will be approved if a majority of shares present in person or represented by proxy and entitled to vote thereon vote in favor thereof. The appointment of Moss Adams LLP as the Company's independent auditors will be ratified if the number of votes cast in favor of the proposal exceeds the number of votes cast against it. Abstentions and broker non-votes will have no effect on the outcome of the voting because they will not represent votes cast.

Solicitation of Proxies
-----------------------

          The cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail and, in addition, may be made by directors, officers, and employees of the Company personally, or by telephone or facsimile. The Company will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to beneficial owners of stock and will reimburse such parties for their reasonable and customary charges or expenses in this connection.

                    PROPOSAL ONE - ELECTION OF DIRECTORS

          The Board of Directors of the Company will consist of eight Directors who will be elected at the Annual Meeting to serve until their successors are elected at the next annual meeting of shareholders. Proxies received from shareholders, unless directed otherwise, will be voted FOR the election of the following nominees: Donald A. Wright, Herman L. "Jack" Jones, Roger P. Vallo, Robert L. Smith, Arthur S. Robinson, Donald B. Cotton, Allen W. Dahl, and Paul Schmidhauser.

          If any nominee is unable to stand for election, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. All of the nominees other than Mr. Schmidhauser are currently Directors of the Company. The Company is not aware that any nominee is or will be unable to stand for election.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES NAMED BELOW FOR DIRECTORS OF THE COMPANY.

          Set forth below are the name, position held with the Company, and age of each of the nominees for Director of the Company. The principal occupation and five-year employment history of each of the nominees are described below under "Directors and Executive Officers," and the number of shares of Common Stock held or controlled by each nominee as of October 30, 1995, is set forth below in "Security Ownership of Principal Shareholders and Management."

Name                              Position                                 Age
----                              --------                                 ---

Donald A. Wright                  Chairman of the Board, Chief              43
                                  Executive Officer and President

Herman L. "Jack" Jones            Executive Vice President and Director     63

Roger P. Vallo                    Secretary and Director                    60

Robert L. Smith                   Treasurer and Director                    80

Arthur S. Robinson                Director                                  60

Donald B. Cotton                  Director                                  56

Allen W. Dahl, M.D.               Director                                  67

Paul Schmidhauser                 Nominee                                   47


                      DIRECTORS AND EXECUTIVE OFFICERS

          Donald A. Wright has been the Chief Executive Officer, President, and a Director of the Company since February 1995, and served PCT Holdings, Inc., a wholly-owned subsidiary of the Company organized under Washington law and its predecessor ("PCTH"), in the same capacity from May 1994 to February 1995. He has been an officer and director of Pacific Coast Technologies, Inc., a wholly-owned subsidiary of PCTH organized under Washington law ("PCTI"), and its predecessor, Kyle Technology Corporation ("Kyle"), since 1990. Prior to that time, Mr. Wright was the founder and president of Component Concepts, Inc., a Washington-based high technology corporation.

          Herman L. "Jack" Jones has been the Executive Vice President and a Director of the Company since February 1995, and served PCTH in the same capacity from May 1994 to February 1995. He also has served as a director and officer of Cashmere Manufacturing Co., Inc. ("CMC"), a wholly-owned subsidiary of the Company, since 1969.

          Roger P. Vallo has been a Director and the Secretary of the Company since February 1995. Mr. Vallo served in the same capacity with PCTH from May 1994 to February 1995, and with PCTI from June 1993 to May 1994. From 1990, he served as a Director of Kyle until its reconstitution as PCTI. Since 1986, Mr. Vallo has been the President and Chief Executive Officer of Prudential Preferred Properties in Everett, Washington, known formerly as Duryee Realty.

          Robert L. Smith has been Director and Treasurer of the Company since February 1995, and served in the same capacity with PCTH from May 1994 to February 1995. Prior to May 1994, he also served as a Director and officer of PCTI. Mr. Smith has been engaged in the commercial real estate business for Prudential Preferred Properties in Everett, Washington for many years.

          Arthur S. Robinson has been a Director of the Company since February 1995, and served in the same capacity with PCTH from May 1994 to February 1995. He also has been a Director of PCTI since October 1993. For the past eleven years, Mr. Robinson has been the chairman of the Robinson Group, a private asset management and business consulting firm.

          Donald B. Cotton has been a Director of the Company since February 1995, and served in the same capacity with PCTH from May 1994 to February 1995. He has been a Director of PCTI since October 1993. Mr. Cotton retired from GTE in 1993, where he had been employed from 1962 to retirement and where he served most recently as a vice president. He is currently self-employed as a software consultant.

          Roger D. Dudley has been a Director of the Company since February 1995. Mr. Dudley has served as Vice President of Studdert Companies Corp., a Utah-based private investment company, since February 1993. He also has served as Director, Executive Vice President, Treasurer, and Secretary of fonix corporation (NASDAQ Bulletin Board "FONX") since October 1993. Mr. Dudley also serves as Secretary of Capital International Fund Limited, an international investment fund, and Executive Vice President of C.I. International Ltd., the Fund's investment manager. Mr. Dudley also served as Executive Vice President and Trustee of Pacific American Investors from June 1990 through April 1995. Mr. Dudley has not been renominated for election as a Director.

          Allen W. Dahl, M.D., has been a Director of the Company since February 1995, and has served in the same capacity with PCTH since October 1994. Dr. Dahl is a semi-retired physician, having practiced medicine in the Puget Sound region of Washington since 1957.

          John M. Eder has been a Director of the Company since February 1995. Mr. Eder has served in the same capacity with PCTH since May 1994. Mr. Eder has served as Vice President and General Manager of CMC since May 1989. Mr. Eder has not been renominated for election as a Director.

          Nick A. Gerde has been the Vice President of Finance and Chief Financial Officer of the Company since February 1995, and served in the same capacity with PCTH from August 1994 to February 1995. Mr. Gerde served as Vice President/CFO with Print Northwest, Inc., a regional commercial printer, from 1986 through 1990; Controller/CFO with Hydraulic Repair & Design, Inc., a regional hydraulic component repair and wholesale distribution company, from 1990 through mid-1993; Business Development Specialist with the Economic Development Council of North Central Washington from July 1993 to June 1994; and Vice President and a shareholder of Televar Northwest, Inc., a closely-held telecommunications company in North Central Washington from July 1994 to March 1995. Mr. Gerde is a CPA with over twenty years of financial management and business experience.

          Paul Schmidhauser has been nominated for election to the Board of Directors. Mr. Schmidhauser currently manages SIR Schmidhauser Industrial Representations AG, a Swiss company. From January 1994 to January 1995, Mr. Schmidhauser was a private investor. Prior to January 1994 Mr. Schmidhauser was a Vice President of ABB W&W Umwelttechnik AG, a Swiss company.

          No employee of the Company receives any compensation for his services as a Director. Currently, non-employee Directors receive no salary for their services and receive no fee for their participation in meetings, although all Directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in attending meetings of the Board. The Board of Directors recently adopted a compensation program that will become effective immediately following adoption of the Director Plan (described in Proposal Three below) at the Annual Meeting. This program provides for an initial award of 500 shares of Common Stock and an annual award of $5,000 worth of Common Stock to each non-employee Director pursuant to the Director Plan. The program also provides that each non-employee Director who serves on a committee of the Board of Directors will receive a fee of $1,000 per year for each committee on which that Director serves and that the chairperson of each committee will receive an additional $500 fee per year. In addition, any person who is not a Director of the Company and who serves as a director of a subsidiary of the Company will receive a fee or up to $1,000 per year. At the Board's option, persons who serve as directors of a subsidiary of the Company may be eligible for additional fees. Each of the cash fees may be paid, at the Board's option, in shares of Common Stock.

          Directors are elected at the annual meeting of shareholders. Vacancies resulting from an increase in the size of the Board may be filled by the Board of Directors or by the shareholders. Directors hold office until the next annual shareholders meeting and until their successors are elected and qualified.

Committees of the Board of Directors and Meetings
-------------------------------------------------

          The Company's Board of Directors established a Compensation Committee and a Finance and Audit Committee as of June 2, 1995. The Board also established an Option Committee and a Nominating Committee as of September 26, 1995.

          The Compensation Committee establishes salaries, incentives, and other forms of compensation for directors, officers, and other key employees of the Company, and administers policies relating to compensation and benefits other than option grants. The Compensation Committee will administer the Director Plan upon approval thereof by the shareholders of the Company at the Annual Meeting. Donald B. Cotton, Allen W. Dahl, and Roger P. Vallo are the current members of the Compensation Committee.

          The Finance and Audit Committee reviews the Company's accounting practices and internal accounting controls and financial results, and oversees the engagement of the Company's independent auditors. Arthur S. Robinson, Robert L. Smith and Donald B. Cotton are the current members of the Finance and Audit Committee.

          The Nominating Committee recommends individuals to be presented to the shareholders for election or reelection to the Board of Directors. Written proposals from shareholders for nominees for directors to be elected at the 1996 annual meeting that are submitted to the Secretary of the Company by July 5, 1996, and that contain sufficient background information concerning the nominee to enable a judgment to be made as to his or her qualifications, will be considered by the Nominating Committee. Donald A. Wright, Arthur S. Robinson, Robert L. Smith and Allen W. Dahl are the current members of the Nominating Committee.

          The Option Committee will administer the Plan upon approval thereof by the shareholders of the Company at the Annual Meeting, and will have the duties described in Proposal Two below. Allen W. Dahl, Arthur S. Robinson and Roger P. Vallo are the current members of the Option
Committee.

          None of these committees met during the fiscal year ended May 31, 1995, because they were established subsequent thereto.

          The Company's Board of Directors met twice between February 15, 1995, the effective date of the Agreement and Plan of Merger among the Company, PCT Merger Corporation, a Washington corporation and wholly-owned subsidiary of the Company, and PCT Holdings, Inc., a Washington corporation and wholly-owned subsidiary of the Company (the "Merger"), and May 31, 1995, the end of the Company's most recent fiscal year. Prior to February 15, 1995, the Company was inactive and had no operations. The Board of Directors of the Company was reconstituted immediately following the Merger, and none of the current Directors were members of the Board prior to the Merger. Each director attended at least 75 percent of the meetings of the Board of Directors in person or by telephone.

                      SECURITY OWNERSHIP OF PRINCIPAL
                        SHAREHOLDERS AND MANAGEMENT

          The following table shows Common Stock ownership on October 30, 1995, by (i) each of the Directors, (ii) each person known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock,
(iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all executive officers and Directors of the Company as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual.

Shares for which beneficial ownership is disclaimed by an individual are included for purposes of determining the amount, but not the percentage, of Common Stock owned by such individual. Each person has sole voting and sole investment power with respect to the shares shown except as noted.


 Name/Address of 5%
  Beneficial Owner,                    Number of               Percentage of
Director, Officer(1)                    Shares                    Class(2)
--------------------                   ---------               -------------

Gomez Stiftung
Austrasse 15
Postfach 1117
FL/9490
Vaduz, Lichtenstein                     727,200                    13.64%

Herman L. "Jack" Jones                  699,437                    13.12%
102 Maple Street
Cashmere, WA 98815

Melvin B. Hoelzle                       380,500(3)                  7.10%
8105 South Broadway
Everett, WA 98203

Donald A. Wright                        363,599(4)                  6.69%
434 Olds Station Rd.
Wenatchee, WA 98801

Roger Vallo                             222,526(5)                  4.17%
2731 Wetmore Avenue
Everett, WA 98201

Arthur S. Robinson                      127,086(6)                  2.38%
P.O. Box 707
Snohomish, Washington 98291-0707

Robert L. Smith                         116,887                     2.19%
20008 Grand Avenue, Apt. 201
Everett, Washington 98201

Donald B. Cotton                        102,110                     1.92%
538 TimberRidge Drive
Trophy Club, Texas 76262

Roger D. Dudley                         266,043(7)                  1.67%
60 East South Temple St., #1225
Salt Lake City, Utah 84111

John M. Eder                             41,666                     0.78%
4222 Knowles Road
Wenatchee, Washington 98801

Allen W. Dahl                            27,776                     0.52%
7300 Madrona Drive N.E.
Bainbridge Island, Washington 98110

Officers and Directors                1,816,263(8)                 33.28%
as a group (10 persons)

------------------------
     (1) Does not include shares owned and controlled by Andrew A. Chudd, who resigned as chief executive officer of the Company in February 1995, following the merger between PCT Merger
          Corporation, a Washington corporation and wholly-owned subsidiary of the Company, and PCT Holdings, Inc., a Washington corporation. The merger is described in the Annual

          Report to Shareholders accompanying this Proxy Statement. Mr. Chudd and his wife, Margaret, were the sole directors and shareholders of the Company, incorporated on January 31, 1986, as Verazzana Ventures, Ltd., until the merger. Prior to February 17, 1995, the Company had no substantial operations, and its primary activity during that period was seeking a possible acquisition opportunity. The records of the Company's transfer agent do not show Mr. and Mrs. Chudd as shareholders of record, and the Company has no knowledge of whether Mr. and Mrs. Chudd are beneficial owners of any shares of Common Stock. Mr. Chudd has no current relationship with the Company or involvement in its affairs.

     (2)  Rounded to the nearest 1/100 of one percent.

     (3) Includes 83,333 shares held by Dain Bosworth, Incorporated, custodian for Melvin B. Hoelzle IRA; and 2,083 shares held in the RHUC Trust, of which Mr. Hoelzle disclaims ownership.

     (4) Includes 32,666 shares held by Dain Bosworth, Incorporated, custodian for Donald A. Wright. Also includes warrants to purchase 100,000 shares, all of which presently are exercisable. Does not include options to purchase 91,500 shares, which options are subject to shareholder approval of the 1995 Stock Incentive Plan.

     (5) Includes 221,666 shares held by or on behalf of Seattle-First National Bank, Custodian for Roger P. Vallo, IRA.

     (6)  Includes 2,083 shares owned by Deborah K. Robinson, Mr.
          Robinson's spouse.

     (7) Includes 743 shares held by trusts of which Mr. Dudley, his spouse, or both are beneficiaries. Also includes 265,300 shares held by a limited liability company of which another limited liability company owned by Mr. Dudley's family holds a one-third interest. Mr. Dudley disclaims beneficial ownership of two-thirds, or 176,867, of such shares.

     (8) Includes (i) 125,000 shares issuable upon the exercise of warrants that are fully exercisable and (ii) shares held by Messrs. Dudley and Eder, who have not been renominated for election as Directors.

                           EXECUTIVE COMPENSATION

          Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company and its subsidiaries, for the fiscal years indicated, of Messrs. Donald A. Wright and Andrew A. Chudd ("Named Executives"). No other officer of the Company received annual salary and bonuses exceeding $100,000 in the fiscal year ended May 31, 1995.

                                                                                     Long Term Compensation
                                                                      ---------------------------------------------
                                           Annual Compensation                    Awards                 Payouts
                                 -----------------------------------  ------------------------------  -------------
                                                           Other      Restricted     Securities
Name and principal                                         Annual       Stock        Underlying          LTIP         All Other
position                Year     Salary($)    Bonus($)  Compensation   Awards($)  Options/SARs($)(1)  Payouts($)(2) Compensation($)
------------------      ----     ---------    --------  ------------  ----------  ------------------  ------------- ---------------

Donald A. Wright(3)     1995     $100,000       -0-          -0-            -0-        $350,000(6)           -0-            -0-
CEO and President       1994     N/A            N/A          N/A            N/A        N/A                   N/A            N/A
                        1993     N/A            N/A          N/A            N/A        N/A                   N/A            N/A

Andrew A. Chudd(4)      1995     $  2,000       -0-          -0-            -0-        -0-                   -0-            -0-
President (CEO)         1994     $ 11,000(5)




------------------------
(1)  "SARs" are stock appreciation rights.

(2)  "LTIP" is the acronym for long-term incentive plan.

(3) Mr. Wright became the Chief Executive Officer of the Company in February 1995, upon effectiveness of the merger of PCT Holdings, Inc., a Washington corporation, with and into a wholly-owned subsidiary ("PCT Merger Corporation").

(4) Mr. Chudd resigned his position as President (CEO) of the Company in February 1995, upon effectiveness of the merger of PCT Holdings, Inc., a Washington corporation, with and into PCT Merger Corporation.

(5) Amount includes salary paid by the Company during the indicated fiscal year to Margaret A. Chudd, spouse of Mr. Chudd and an officer of the Company. As of the filing date the Company does not have access to the information regarding the allocation of the $11,000 paid in fiscal 1994 to Mr. and Mrs. Chudd.

(6) See "Aggregated Option/SAR Exercise and Fiscal Year-End Option/SAR Value Table," below. Represents the value of unexercised, but exercisable, warrants to purchase Common Stock of the Company granted on December 24, 1994.

          Option Grants Table. The following table sets forth information on grants of stock options or other similar rights during the last fiscal year to the Named Executives.

                            Number of securities     Percent of total options/     Exercise or
                           underlying options/SARs   SARs granted to employees      base price     Expiration
     Name                         granted(#)                in fiscal year          ($/Share)         Date
     ----                  -----------------------   -------------------------     -----------     ----------

Donald A. Wright                  100,000(1)                  80%                     $2.00        December 24, 2004

Andrew A. Chudd                   -0-                         -0-                     N/A          N/A

------------------------
(1) Represents warrants to purchase 100,000 shares of Common Stock that were granted to Mr. Wright on December 24, 1994.

Aggregated Option/SAR Exercise and Fiscal Year-End Option/SAR Value Table
-------------------------------------------------------------------------

          The following table sets forth information concerning exercise of stock options and/or warrants during the last fiscal year by each Named Executive and the fiscal year end value of unexercised options:

                                                             Number of securities              Value of unexercised
                                                            underlying unexercised           in-the-money options/SARs
                                                            options/SARs at FY-end             at fiscal year-end($)
                                                         -----------------------------     -----------------------------
                    Shares Acquired
  Name              on Exercise(#)     Value Realized    Exercisable     Unexercisable     Exercisable     Unexercisable
  ----              ---------------    --------------    -----------     -------------     -----------     -------------

Donald A. Wright         -0-                 -0-          100,000(1)           -0-           $350,000             -0-

Andrew A. Chudd          -0-                 -0-          -0-                  -0-           -0-                  -0-

------------------------
(1) Represents warrants to purchase 100,000 shares of Common Stock that were granted to Mr. Wright on December 24, 1994.

Long-Term Incentive Plans - Awards in Last Fiscal Year
------------------------------------------------------

The following table sets forth information regarding each award made to each Named Executive in the last fiscal year under any long-term incentive plan:

                                                                         Estimated Future Payouts under
                                                                           Non-Stock Price-Based Plans
                       Number of Shares,    Peformance or Other       --------------------------------------
                        Units or Other    Period Until Maturation     Threshold       Target        Maximum
     Name                 Rights(#)              or Payout             ($ or #)      ($ or #)       ($ or #)
     ----              -----------------  -----------------------     ---------      --------       --------

Donald A. Wright              -0-                 -0-                     -0-          -0-             -0-

Andrew A. Chudd               -0-                 -0-                     -0-          -0-             -0-

          Employment Agreements. Mr. Wright entered into an employment agreement (the "Employment Agreement") with PCT Holdings, Inc., a Washington corporation that merged with and into a wholly-owned subsidiary of the Company, PCT Merger Corporation, which subsequently changed its name to PCT Holdings, Inc. (collectively referred to as "PCTH"). The Employment Agreement requires that Mr. Wright devote his full business time to PCTH, for a period of three years, commencing on January 1, 1995, and ending on December 31, 1997, unless earlier terminated by PCTH for "cause" (as defined in the Employment Agreement). The Employment Agreement prohibits Mr. Wright from competing with the Company for two years following termination. Under the Employment Agreement, Mr. Wright will receive an annual base salary of $100,000, $125,000 and $150,000 for calendar years ending 1995, 1996, and 1997. In addition, based on his performance as judged by the Board of Directors, Mr. Wright may receive stock options to purchase 15,000 shares of Common Stock per year at an exercise price of $2.00 per share for each of the fiscal years ending 1995, 1996, and 1997. Finally, Mr. Wright may be eligible for bonuses for each of the fiscal years ending 1995, 1996, and 1997 of up to $48,500 per year.

          The Company and its operating subsidiaries have employment agreements with a total of seven employees (including Mr. Wright). These employment agreements generally have three-year terms and provide for annual salaries, bonuses, and the grant of options based on performance.

          Compliance with Section 16(a) of the Securities Exchange Act of 1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Act"), requires the reporting persons (as defined in Section 16(a) of the
Act) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such reporting persons are required by SEC regulations to provide the Company with copies of all
Section 16(a) reports that they file. Based solely on its review of the copies of such reports received by it or the written representations from certain reporting persons that they were not required to file any reports, the Company believes that during the fiscal year ended May 31, 1995, all
Section 16(a) filing requirements applicable to such reporting persons were complied with except that two filings on Form 4 of Mr. Donald A. Wright were filed after the date on which they were due.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          On May 18, 1994, PCTH received a $2,000,000 loan from the County of Chelan, Washington, pursuant to a Community Development Block Grant
Float Agreement by and among PCTH, the County of Chelan and the State of Washington Department of Community, Trade and Economic Development. To secure that loan from the County of Chelan, PCTH arranged for a Standby Letter of Credit from the Frontier Bank of Everett, Washington. To secure PCTH's obligations under the letter of credit, Melvin B. Hoelzle, a more than 5% beneficial owner of the Company's stock, and Robert L. Smith, a Director of the Company and a more than 5% shareholder, each agreed to provide a $500,000 certificate of deposit and to execute a guaranty for the entire amount of PCTH's obligations under the letter of credit. The Company recently arranged and completed alternate financing through Silicon Valley Bank to replace the standby letter of credit and retired the obligations of Messrs. Hoelzle and Smith.

          On May 31, 1994, PCTH acquired all of the outstanding shares of CMC from the shareholders of CMC, in exchange for common stock of PCTH. Herman L. "Jack" Jones, a shareholder, executive officer, and Director of the Company, and John M. Eder, a shareholder and Director of the Company, each received shares of PCTH in that transaction.

          In connection with the acquisition of CMC by PCTH in May 1994, CMC sold the land and buildings, located in Cashmere, Washington, where its manufacturing facilities are located, to Mr. Jones (95%) and Mr. Eder (5%) for $975,207. CMC received a note from Mr. Jones for the sales price, payable in monthly installments of $7,600 through May 2014, including interest at 7% per annum. The note was collateralized by the land and the buildings which currently house CMC's operations. No significant gain or loss to the Company resulted from this transaction. CMC presently leases these premises for its operations from Mr. Jones (the "Jones Lease"). That lease had a term of three years and provided for monthly lease payments of $9,000. In May 1995, the Company and Messrs. Jones and Eder reached an agreement pursuant to which CMC would reacquire a portion of the land and buildings. Under that agreement, CMC forgave the outstanding note receivable related to the May 1994 purchase by Messrs. Jones and Eder, who then agreed to assume from CMC certain bank debt related to the building. Mr. Jones also agreed to terminate the Lease upon completion of a new facility in Wenatchee, Washington, for CMC's operations, which will be leased from the Port of Chelan County. The Company paid Mr. Jones $108,000 in February 1995 for the cancellation of the Lease. Effective October 16, 1995, the Company entered into a lease with the Port of Chelan County for the new facilities, and the Jones Lease was terminated.

          On January 3, 1995, PCTH entered into a funding agreement (the "Funding Agreement") with Lysys Ltd., a Swiss limited liability company that is associated with Gomez Stiftung, a principal shareholder of the Company ("Lysys"). Under the Funding Agreement, Lysys agreed to use its best efforts to find suitable and qualified investors to purchase up to $4 million of PCTH's common stock after PCTH merged with or was acquired by a company whose shares were publicly traded. In consideration for its efforts under the Funding Agreement, PCTH agreed that Lysys would be entitled to receive 1,000,000 shares of PCTH's post-merger common stock and to propose for nomination one candidate for election to the Board of Directors. Mr. Schmidhauser, who has no ownership or other pecuniary interest in or association with Lysys, has been proposed by Lysys for election to the Board of Directors. Roger D. Dudley, one of the Company's present Directors who has not been renominated for election as a director, is associated with Lysys although he is not a director, executive officer or equity owner of Lysys. Mr. Dudley has provided certain services to Lysys in connection with its performance under the Funding Agreement. As compensation for such services, 265,300 of the shares issuable to Lysys pursuant to the Funding Agreement were issued to SMD Ltd., LLC, a limited liability company one-third of which is owned by another limited liability company owned by Mr. Dudley's family. Mr. Dudley claims beneficial ownership of 88,433 of such shares, and disclaims beneficial ownership of the remaining two-thirds, or 176,867 shares.

          Roger D. Dudley is an executive officer of C.I. International Ltd. ("Manager"), which is the manager of Capital International Ltd. ("Fund"), a foreign investment fund. While Mr. Dudley was serving in these capacities, the Fund purchased 86,000 shares of the Company's Common Stock. Mr. Dudley has no ownership interest in these shares and, except in his capacity as an executive officer of the Manager, exercises no control over the Manager or the Fund.

          PROPOSAL TWO - APPROVAL OF THE 1995 STOCK INCENTIVE PLAN

          The Company's 1995 Stock Incentive Plan (the "Plan") provides for the award of incentive stock options to key employees and the award of non-qualified stock options, stock appreciation rights, bonus rights, and other incentive grants to employees and certain nonemployees (but not nonemployee Directors) who have important relationships with the Company or its subsidiaries.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN. The principal provisions of the Plan are summarized below.

          Administration. The Plan may be administered by the Board of Directors or by a committee of Directors or officers of the Company. The Board of Directors has designated an Option Committee to administer the Plan. The Option Committee will determine and designate the individuals to whom awards under the Plan should be made and the amount and terms and conditions of the awards, except that if officers of the Company serve on the Option Committee it may not grant options to such officers. The Option Committee may adopt and amend rules relating to the administration of the Plan, but only the Board of Directors may amend or terminate the Plan. The Plan will be administered in accordance with Rule 16b-3 adopted under the Act, and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto.

          Eligibility. Awards under the Plan may be made to employees, including employee directors, of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons (but not including nonemployee Directors) who the Option Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

          Shares Available. Subject to adjustment as provided in the Plan, a maximum of 1,000,000 shares of Common Stock will be reserved for issuance thereunder. If an option, stock appreciation right or performance unit granted under the Plan expires or is terminated or cancelled, the unissued shares subject to such option, stock appreciation right or performance unit are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased thereby, the number of shares forfeited or repurchased are again available under the Plan.

          Term. Unless earlier terminated by the Board, the Plan will continue in effect until the earlier of: (i) ten years from the date on which the Plan is adopted by the Board, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board may suspend or terminate the Plan at any time except with respect to options, performance units, and shares subject to restrictions then outstanding under the Plan.

          Stock Option Grants. The Option Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the Plan. With respect to each option grant, the Option Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option.

          Incentive Stock Options are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the Common Stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted and the option is not exercisable five years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

          In general, no vested option may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary thereof, within 12 months following termination of employment by reason of death or disability, or within three months following termination for any other reason except for cause. Options are nonassignable and nontransferable by the optionee except by will or by the laws of descent and distribution at the time of the optionee's death. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option. No options have been granted under the Plan.

          Stock Appreciation Rights. Stock appreciation rights ("SARs") may be granted under the Plan. Each SAR entitles the holder, upon exercise, to receive from the Company an amount equal to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a SAR granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option. Payment by the Company upon exercise of a SAR may be made in Common Stock, in cash, or partly in both.

          If a SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) the SAR shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (iii) the SAR shall be for no more than 100% of the excess of the fair market value of the stock at the time of exercise over the option price; (iv) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (v) upon exercise of the option, the related SAR or portion thereof terminates.

          Each SAR is nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution at the time of the holder's death. Upon the exercise of a SAR for shares, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued. Cash payments of SARs will not reduce the number of shares of Common Stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

          Restricted Stock. The Option Committee may issue shares of Common Stock under the Plan subject to the terms, conditions, and restrictions determined thereby. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. No restricted shares have been granted under the Plan.

          Stock Bonus Awards. The Option Committee may award shares of Common Stock as a stock bonus under the Plan. The Option Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Option Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

          Cash Bonus Rights. The Option Committee may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. The bonus rights granted in connection with a SAR entitle the holder to a cash bonus when the SAR is exercised. The amount of the bonus is determined by multiplying the total fair market value of the shares or cash received pursuant to the exercise of the SAR by the applicable percentage. The bonus percentage applicable to any bonus right is determined by the Option Committee but may in no event exceed 75%. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Option Committee, when the stock is awarded or purchased or any restrictions to which the stock is subject lapse. No bonus rights have been granted under the Plan.

          Performance Units. The Option Committee may grant performance units consisting of monetary units which may be earned if the Company achieves certain goals established by the Committee over a designated period of time. The goals established by the Option Committee may include earnings per share, return on shareholders' equity, return on invested capital, and similar benchmarks. Payment of an award earned may be in cash or in Common Stock or partly in both, and may be made when earned, or vested and deferred, as the Option Committee determines. Each performance unit will be nonassignable and nontransferable by the holder except by will or by the laws of descent and distribution at the time of the holder's death. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award. No performance units have been granted under the Plan.

          Changes in Capital Structure. The Plan provides that if the outstanding Common Stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Option Committee in the number and kind of shares available for grants under the Plan. In addition, the Option Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a 30-day period prior to the consummation of the transaction.

          Tax Consequences. The following description addresses the federal income tax consequences of the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

          Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

          Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

          An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects under Section 83(b) of the Code within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognized income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

          Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two outside directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

          Options to be Granted Pending Shareholder Approval. Subject to shareholder approval of the Plan, the Board of Directors has authorized the grant of incentive stock options to Donald A. Wright to purchase 91,950 shares of Common Stock at an exercise price of $5.4375 per share. These options would vest as follows: options to purchase 18,390 shares would vest on June 1, 1996, and options to purchase 18,390 shares would vest on each of June 1, 1997, 1998, 1999, and 2000. Also subject to the shareholders' approval of the Plan, the Board of Directors has authorized the grant of incentive stock options to Nick A. Gerde to purchase 22,990 shares of Common Stock at an exercise price of $5.4375 per share. These options would vest as follows: options to purchase 4,598 shares would vest on June 1, 1996, and options to purchase 4,598 shares would vest on each of June 1, 1997, 1998, 1999, and 2000.

                              PROPOSAL THREE -
              APPROVAL OF THE INDEPENDENT DIRECTOR STOCK PLAN

          The Company's Independent Director Stock Plan (the "Director Plan") provides for the award of shares of Common Stock to nonemployee directors of the Company to attract, reward, and retain the best available personnel to serve as directors and to provide added incentive to such persons by increasing their ownership interest in the Company.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE DIRECTOR PLAN. The principal provisions of the Director Plan are summarized below.

          Administration. The Director Plan may be administered by the Board of Directors or by a committee of Directors and officers of the Company. The Board has delegated to the Compensation Committee the responsibility of administering the Director Plan. Subject to the requirements of the Director Plan, the Compensation Committee will have the authority to, among other things, determine the fair market value of the

Common Stock, interpret the Director Plan and prescribe, amend, and rescind rules and regulations relating thereto, and make all determinations deemed necessary or advisable to administer the Director Plan, except that only the Board of Directors may suspend, amend or terminate the Director Plan. No Director may vote on any action by the Board with respect to any matter relating to an award held by such Director. The Director Plan will be administered in accordance with Rule 16b-3 adopted under the Act, and
Section 162(m) of the Code and the regulations thereto.

          Eligibility. Shares may be awarded under the Director Plan only to Independent Directors. The term "Independent Director" means a Director who is not an employee of the Company or any of its subsidiaries.

          Shares Available. The total number of shares of Common Stock that may be awarded as bonuses under the Director Plan may not exceed 100,000 shares. If any share awarded under the Director Plan is forfeited, such share will again be available for purposes of the Director Plan.

          Term. Unless earlier suspended or terminated by the Board, the Director Plan will continue in effect until the earlier of: (i) ten years from the date on which it is adopted by the Board, and (ii) the date on which all shares available for issuance under the Director Plan have been issued.

          Initial Award. Any Independent Director who is elected by the shareholders at the meeting at which the Director Plan is first approved by the shareholders will receive 500 shares (the "Initial Award") upon shareholder approval of the Director Plan. Thereafter, each Independent Director will receive an Initial Award upon such Independent Director's first election or appointment to the Board. Subject to shareholder approval of the Director Plan, each Independent Director elected at the Annual Meeting will receive an Initial Award.

          Annual Award. Each Independent Director also will be awarded additional shares (the "Annual Award") in an amount determined in accordance with the formula set forth below, on an annual basis, each time he or she is elected to the Board (or, if Directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term). The number of shares awarded in the Annual Award will be equivalent to the result of $5,000 divided by the fair market value of a share on the date of the award, rounded to the nearest 100 shares (or a fraction thereof if the Independent Director is elected or appointed to the Board at any time other than at the annual meeting of shareholders). Subject to shareholder approval of the Director Plan, each Independent Director elected at the Annual Meeting will receive an Annual Award.

          Vesting and Forfeiture. Shares issued pursuant to an Initial Award will be fully vested upon the date of the award. Shares issued pursuant to an Annual Award will vest in full on the first anniversary following the date of the Annual Award if the Independent Director has attended at least 75% of the regularly scheduled meetings of the Board during that year (the "Vesting Period"). If an Independent Director does not attend at least 75% of the regularly scheduled meetings of the Board during the Vesting Period, the shares issued pursuant to that Annual Award will expire and be forfeited without having vested. If a Director ceases to be an Independent Director for any reason other than death or disability before his or her last Annual Award vests, the shares issued pursuant to that Annual Award will be forfeited. If an Independent Director is unable to continue his or her service as a Director as a result of his or her disability or death, unvested shares of such Independent Director will immediately become vested as of the date of disability or death. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, any unvested shares will vest automatically upon the closing of such transaction.

          Status Before Vesting. Each Award recipient will be a shareholder of record with respect to all shares awarded, whether or not vested. No Independent Director may transfer any interest in unvested shares to any person other than to the Company.

          Value of Awards. If the Director Plan is approved by shareholders at the Annual Meeting, and assuming that each Independent Director serves as a Director of the Company until the 1996 Annual Meeting, each Independent Director will receive an Annual Award under the Director Plan worth $5,000 as of the date of grant and an additional 500 shares of Common Stock.

               PROPOSAL FOUR - RATIFICATION OF APPOINTMENT OF
                           INDEPENDENT ACCOUNTANT

          The Board of Directors has appointed Moss Adams LLP as independent auditors of the Company for the fiscal year ending May 31, 1996, and has further directed that the selection of such auditors be submitted for ratification by the shareholders at the Annual Meeting. The Company has been advised by Moss Adams LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Moss Adams LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if he or she so desires, and will be available to respond to appropriate questions from shareholders.

          On June 2, 1995, the Company's Board of Directors dismissed the Company's prior principal independent accountant, Schvaneveldt and Company, a Salt Lake City, Utah, certified public accounting firm ("Schvaneveldt"), and replaced that firm with Moss Adams LLP. During the Company's past two fiscal years, Schvaneveldt prepared no financial statement for the Company which contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. At the time the Board acted to replace Schvaneveldt with Moss Adams LLP, Schvaneveldt was not preparing any financial statements for the Company. There were no disagreements between the Company and Schvaneveldt on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Schvaneveldt's satisfaction, would have caused it to make reference to the subject matter of such disagreement in connection with any report it may have prepared.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MAY 31, 1996.

          In the event that the votes cast in favor of ratification of the appointment of independent auditors do not exceed the votes cast against such action, the selection of other auditors will be considered by the Board of Directors.

               SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

          Any shareholder proposal intended for inclusion in proxy materials for the Company's 1996 annual meeting of shareholders must be received in proper form by the Company at its principal office no later than July 5, 1996.

                               OTHER MATTERS

          The Board of Directors of the Company is not aware of any business other than the aforementioned matters that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

                   ANNUAL REPORT AND FINANCIAL STATEMENTS

          A copy of the Company's 1995 Annual Report to Shareholders, which includes the Company's Annual Report on Form 10-KSB, accompanies these proxy materials. The Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference therein.



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED.

                                  By Order of the Board of Directors,


                                  /s/ DONALD A. WRIGHT

                                  Donald A. Wright
                                  Chairman of the Board,
                                  Chief Executive Officer and President




November 2, 1995

PROXY
                             PCT HOLDINGS, INC.
                     Annual Meeting, November 28, 1995
                   PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

     The undersigned hereby appoints Donald A. Wright and Roger P. Vallo, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of shareholders of PCT Holdings, Inc. (the "Company"), on November 28, 1995, and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

1.  ELECTION OF DIRECTORS:

        / / FOR all nominees except           / / WITHOUT AUTHORITY to vote
            as marked to the contrary below.      for all nominees listed below.

(Instructions: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

Donald A. Wright, Herman L. "Jack" Jones, Roger P. Vallo, Robert L. Smith, Arthur S. Robinson, Donald B. Cotton, Allen W. Dahl, and Paul Schmidhauser.

2.  APPROVAL OF THE 1995 STOCK INCENTIVE PLAN:

         / / FOR the Plan          / / AGAINST the Plan       / / ABSTENTION

3.  APPROVAL OF THE INDEPENDENT DIRECTOR STOCK PLAN:

        / /  FOR the Plan         / / AGAINST the Plan        / / ABSTENTION

4.  RATIFICATION OF APPOINTMENT OF MOSS ADAMS LLP AS INDEPENDENT ACCOUNTANT:

        / / FOR Ratification      / / AGAINST Ratification    / / ABSTENTION

               (Continued and to be signed on the other side)





5. TRANSACTION OF ANY BUSINESS THAT PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. A MAJORITY OF THE PROXIES OR SUBSTITUTES AT THE MEETING MAY EXERCISE ALL THE POWERS GRANTED HEREBY.

     The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors, for the approval of the 1995 Stock Incentive Plan, for the approval of the Independent Director Stock Plan, and for the ratification of the appointment of Moss Adams LLP as the Company's independent accountant. The proxies may vote in their discretion as to other matters that may come before this meeting.

                     Shares:                       Date: _______________, 1995


                     ----------------------------------------------------------
                                      Signature or Signatures
                     Please date and sign as name is imprinted hereon, including designation as executor, trust, etc. if applicable. A corporation must sign its name by the president or other authorized officer.

                      The Annual meeting of Shareholders of PCT Holdings, Inc. will be held at the West Coast Wenatchee Convention Center, located at 121 North Wenatchee Avenue, Wenatchee, Washington, on November 28, 1995, at 10:00 a.m. Pacific Standard Time.

Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself. The beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.

                                                                 APPENDIX A


                             PCT HOLDINGS, INC.

                         1995 STOCK INCENTIVE PLAN


     1. Purpose. The purpose of this 1995 Stock Incentive Plan (the "Plan") is to enable PCT Holdings, Inc., a Nevada corporation (the "Company") to attract and retain the services of (1) selected employees, officers and directors of the Company or of any subsidiary of the Company and (2) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in Section 13, the shares to be offered under the Plan shall consist of Common Stock, $.001 par value, of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 1,000,000 shares. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3. Effective Date and Duration of Plan.
        -----------------------------------

          (a) Effective Date. The Plan shall become effective as of the date it is adopted by the Board of Directors. No option, stock appreciation right or performance unit granted under the Plan to an officer who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Officer") or a director, and no incentive stock option, shall become exercisable, however, until the Plan is approved by the affirmative vote of the holders of a majority of the shares of Common Stock represented at a shareholders meeting at which a quorum is present, and any such awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options, stock appreciation rights and performance units may be granted and shares may be awarded as bonuses or sold under the Plan at any time after the effective date and before termination of the Plan.

          (b) Duration. Unless earlier terminated by the Board of Directors, the Plan shall continue in effect until the earlier of: (i) ten years from the date on which the Plan is adopted by the Board of Directors, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. No options or other rights may be granted after such termination or during any suspension of the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4. Administration.
        --------------

          (a) Board of Directors. Except as otherwise provided below, the Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the individuals to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

          (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors or specified officers of the Company, or both (the "Committee") any or all authority for administration of the Plan; provided that at least two members of the Committee must be directors. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except (i) as otherwise provided by the Board of Directors, (ii) that only the Board of Directors may amend or terminate the Plan as provided in Sections 3 and 14, and (iii) that a Committee including officers of the Company shall not be permitted to grant options to persons who are officers of the Company.

          (c) Exchange Act. At any time that the Company has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), this Plan shall be administered in accordance with Rule 16b-3 adopted under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations, proposed and final, thereunder, as all may be amended from time to time. In such event, the Board shall appoint a Committee in accordance with Section 4(b), and each member of the Committee shall be a "disinterested director" and an "outside director" with the meaning of such Rule 16b-3 and Section 162(m), respectively.

          (d) Limited Liability. No member of the Board of Directors or the Committee or officer of the Company shall be liable for any action or inaction of the entity or body, or of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the explicit provisions hereof, the Board of Directors may act in its absolute discretion in all matters related to the Plan.

     5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following action, separately or in combination, under the
Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in Sections 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in Sections 6(a) and 6(c); (iii) award stock bonuses as provided in Section 7; (iv) sell shares subject to restrictions as provided in Section 8; (v) grant stock appreciation rights as provided in Section 9; (vi) grant cash bonus rights as provided in Section 10; (vii) grant performance units as provided in
Section 11; and (viii) grant foreign qualified awards as provided in
Section 12. Any such awards may be made to employees, including employees who are officers or directors, and to other individuals described in
Section 1 who the Board of Directors believes have made or will make an important contribution to the Company or any subsidiary of the Company; provided, however, that only employees of the Company shall be eligible to receive Incentive Stock Options under the Plan; and provided further that non-employee directors shall not be eligible to participate in the Plan. For purposes of the Plan, a non-employee director is a director who is not an employee of the Company or any of its subsidiaries. The Board of Directors shall select the individuals to whom awards shall be made and shall specify the action taken with respect to each individual to whom an award is made. At the discretion of the Board of Directors, an individual may be given an election to surrender an award in exchange for the grant of a new award.

     6. Option Grants.
        -------------

          (a) General Rules Relating to Options.

              (i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including, without limitation, whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

               (ii) Exercise of Options. Except as provided in Section 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or in the service of the Company or any subsidiary of the Company and shall have been so employed or provided such service continuously since the date such option was granted, subject to Section 6(a)(iv)(G). Except as provided in Sections 6(a)(iv) and 13, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.
     Unless otherwise determined by the Board of Directors, if an Officer exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

               (iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan, by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

               (iv) Termination of Employment or Service.
                    ------------------------------------

                    (A) General Rule. Unless otherwise determined by the Board of Directors, in the event the employment or service of the optionee with the Company or a subsidiary terminates for any reason other than because of physical disability or death as provided in Subsections 6(a)(iv)(B) and (C), or for cause, as provided in Subsection 6(a)(iv)(D), the option may be exercised at any time prior to the expiration date of the option or the expiration of three months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                    (B) Termination Because of Total Disability. Unless otherwise determined by the Board of Directors, in the event of the termination of employment or service because of total disability, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of such termination, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination. The term "total disability" means a medically determinable mental or physical impairment which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, director, officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinion of total disability to the Company.

                    (C) Termination Because of Death. Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option or the expiration of 12 months after the date of death, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                    (D) For Cause. Unless otherwise determined by the Board of Directors, if an optionee is terminated for cause or resigns in lieu of dismissal, any option granted hereunder shall be deemed to have terminated as of the time of the first act that led or would have led to the termination for cause or resignation in lieu of dismissal, and such optionee shall thereupon have no right to purchase any shares of Common Stock pursuant to the exercise of such option, and any such exercise shall be null and void. Termination for "cause" shall include: (i) the violation by the optionee of any reasonable rule or policy of the Company that results in damage to the Company or which, after notice to do so, the optionee fails to correct within a reasonable time; (ii) any willful misconduct or gross negligence by the optionee in the responsibilities assigned to him or her; (iii) any willful failure to perform his or her job as required to meet the objectives of the Company; (iv) any wrongful conduct of an optionee that has an adverse impact on the Company or that constitutes a misappropriation of the assets of the Company; (v) unauthorized disclosure of confidential information; or (vi) the optionee's performing services for any other company or person that competes with the Company while he or she is employed by or provides services to the Company, without the written approval of the chief executive officer of the Company. "Resignation in lieu of dismissal" shall mean a resignation by an optionee of employment with or service to the Company if (i) the Company has given prior notice to such optionee of its intent to dismiss the optionee for circumstances that constitute cause, or (ii) within two months of the optionee's resignation, the chief operating officer or the chief executive officer of the Company or the Board of Directors determines, which determination shall be final and binding, that such resignation was related to an act that would have led to a termination for cause.

                    (E) Amendment of Exercise Period Applicable to Termination. The Board of Directors, at the time of grant or, with respect to an option that is not an Incentive Stock Option, at any time thereafter, may extend the 3-month and 12-month exercise periods any length of time not longer than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                    (F) Failure to Exercise Option. To the extent that the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

                    (G) Transfers; Leaves. For purposes of this Section 6(a), a transfer of employment or other relationship between or among the Company and/or any of its subsidiaries shall not be deemed to constitute a termination of employment or other cessation of relationship with the Company or any of its subsidiaries. For purposes of this Section 6(a), unless otherwise determined by the Board of Directors, employment shall be deemed to continue while the optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Board of Directors) in accordance with the policies of the Company.

                    (H) Holding Period. Unless otherwise determined by the Board of Directors, if a person subject to Section 16 of the Exchange Act exercises an option within six months of the date of grant of the option, the shares of Common Stock acquired on exercise of the option may not be sold until six months after the date of grant of the option.

                    (I) Modification of Options. Subject to the requirements of Section 422 of the Code (with respect to Incentive Stock Options) and to the terms and conditions and within the limitations of the Plan, the Board of Directors may modify or amend outstanding options granted under the Plan. The modification or amendment of an outstanding option shall not, without the consent of the optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in the Plan, no outstanding option shall be terminated without the consent of the optionee. Unless the optionee agrees otherwise, any changes or adjustments made to outstanding Incentive Stock Options granted under this Plan shall be made in such a manner so as not to constitute a "modification," as defined in Section 425(h) of the Code, and so as not to cause any Incentive Stock Option issued hereunder to fail to continue to qualify as an Incentive Stock Option as defined in Section 422(b) of the Code.

               (v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company (provided that, with respect to an Incentive Stock Option, such loan is approved at the time of option grant)) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration. The fair market value of Common Stock provided in payment of the purchase price shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is exercised, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value of Common Stock provided in payment of the purchase price shall be the closing price of the Common Stock as reported in The Wall Street Journal on the last trading day preceding the date the option is exercised, or such other reported value of the Common Stock as shall be specified by the Board of Directors. No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors (which, in the case of an Incentive Stock Option, shall be given only at the time of option grant), an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Stock to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

               (vi) Restrictions. Shares issued on exercise of options granted under the Plan may be subject to restrictions on transfer, repurchase rights, or other restrictions as determined by the Board of Directors.

          (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

               (i) Limitation on Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under all incentive stock option plans (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

               (ii) Limitations on Grants to 10 Percent Shareholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value, as described in Section 6(b)(iv), of the Common Stock subject to the option on the date it is granted and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               (iii) Duration of Options. Subject to Sections 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

               (iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in Section 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be determined by the Board of Directors. If the Common Stock of the Company is not publicly traded on the date the option is granted, the Board of Directors may consider any valuation methods it deems appropriate and may, but is not required to, obtain one or more independent appraisals of the Company. If the Common Stock of the Company is publicly traded on the date the option is exercised, the fair market value shall be deemed to be the closing price of the Common Stock as reported in The Wall Street Journal on the day preceding the date the option is granted, or, if there has been no sale on that date, on the last preceding date on which a sale occurred or such other value of the Common Stock as shall be specified by the Board of Directors.

               (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

               (vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

          (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in Section 6(a) above:

               (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

               (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

     7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors.
The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares awarded as a stock bonus to an Officer may not be sold until six months after the date of the award. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. Unless otherwise determined by the Board of Directors, shares issued under this Section 8 to an Officer may not be sold until six months after the shares are issued. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     9. Stock Appreciation Rights.
        -------------------------

          (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

          (b) Exercise.
              --------

               (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

               (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply: (1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) the stock appreciation rights shall be exercisable only when the fair market value of the stock exceeds the option price of the related option; (3) the stock appreciation right shall be for no more than 100 percent of the excess of the fair market value of the stock at the time of exercise over the option price; (4) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (5) upon exercise of the option, the related stock appreciation right or portion thereof terminates. Unless otherwise determined by the Board of Directors, no stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

               (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

               (iv) For purposes of this Section 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in
     Section 6(b)(iv).

               (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

               (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

               (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount.

               (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

     10. Cash Bonus Rights.
         -----------------

          (a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted,
(iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an Officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

          (b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part if, in the sole discretion of the Board of Directors, the bonus right will result in a tax deduction that the Company has sufficient taxable income to use. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus, if any, shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus, if any, shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right, including a previously granted bonus right, may be changed from time to time at the sole discretion of the Board of Directors but shall in no event exceed 75 percent.

          (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to
Section 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to
Section 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (e) Taxes. The Company shall withhold from any cash bonus paid pursuant to Section 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on shareholders' equity, return on invested capital, and such other goals as may be established by the Board of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an Officer nor a director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

     12. Foreign Qualified Grants. Awards under the Plan may be granted to such officers and employees of the Company and its subsidiaries and such other persons described in Section 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13. Changes in Capital Structure.
         ----------------------------

          (a) Stock Splits; Stock Dividends. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any stock split, combination of shares or dividend payable in shares, recapitalization or reclassification appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for grants under the Plan. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the

Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive.

          (b) Mergers, Reorganizations, Etc. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party or a sale of all or substantially all of the Company's assets (each, a "Transaction"), the Board of Directors shall, in its sole discretion and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding options under the Plan:

               (i) Outstanding options shall remain in effect in accordance with their terms.

               (ii) Outstanding options shall be converted into options to purchase stock in the corporation that is the surviving or acquiring corporation in the Transaction. The amount, type of securities subject thereto and exercise price of the converted options shall be determined by the Board of Directors of the Company, taking into account the relative values of the companies involved in the Transaction and the exchange rate, if any, used in determining shares of the surviving corporation to be issued to holders of shares of the Company. Unless otherwise determined by the Board of Directors, the converted options shall be vested only to the extent that the vesting requirements relating to options granted hereunder have been satisfied.

               (iii) The Board of Directors shall provide a 30-day period prior to the consummation of the Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of such 30-day period, all unexercised options shall immediately terminate. The Board of Directors may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during such 30-day period.

          (c) Dissolution of the Company. In the event of the dissolution of the Company, options shall be treated in accordance with Section 13(b)(iii).

          (d) Rights Issued by Another Corporation. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a Transaction.

     14. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason; provided that the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will: (a) increase the number of shares of Common Stock to be reserved for the issuance of options under the Plan; (b) permit the granting of stock options to a class of persons other than those now permitted to receive stock options under the Plan; or (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act. Except as provided in Sections 6(a)(iv), 9, 10 and 13, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     15. Approvals. The obligations of the Company under the Plan may be subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange or quotations service on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     16. Employment and Service Rights. Nothing in the Plan or any award pursuant to the Plan shall (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits, or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     17. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

     18. Securities Regulations. Shares of Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any shares of Common Stock on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the shares of Common Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Board of Directors may also require such other action or agreement by the optionees as may from time to time be necessary to comply with the federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK THEREUNDER.

Adopted by the Board of Directors on October 27, 1995.

Approved by the shareholders on ____________, 1995.

                                                                 APPENDIX B

                             PCT HOLDINGS, INC.

                      INDEPENDENT DIRECTOR STOCK PLAN


1. Purpose. The purposes of this Independent Director Stock Plan are to attract, reward, and retain the best available personnel to serve as directors of PCT Holdings, Inc., a Nevada corporation (the "Company"), and to provide added incentive to the non-employee directors of the Company to serve as Directors by increasing the ownership interest of non-employee directors of the Company.

2. Definitions. As used herein, the following definitions shall apply:

     2.1 "Award" means an Initial Award and/or an Annual Award, as defined in Section 5.3 and 5.4, respectively.

     2.2 "Board" means the Board of Directors of the Company.

     2.3 "Code" means the Internal Revenue Code of 1986, as amended.

     2.4 "Common Stock" means the common stock of the Company, par value $.001 per Share.

     2.5 "Company" means PCT Holdings, Inc., a Nevada corporation.

     2.6 "Director" means a member of the Board.

     2.7 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.8 "Fair Market Value" means the value of a share of Common Stock determined as follows:

          (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc., Automated Quotation System ("NASDAQ"), the closing sales price for such stock (or the closing bid, if no sales were reported, then as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day before the day of determination) as reported in The Wall Street Journal or such other source as the Board deems reliable;

          (b) if the Common Stock is quoted on the NASDAQ (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, then the mean between the high and low asked prices for the Common Stock on the last market trading day before the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

          (c) in the absence of an established market for the Common Stock, then as determined in good faith by the Board.

     2.9 "Independent Director" means a Director who is not an employee of the Company or any Parent or Subsidiary thereof. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute employment by the Company.

     2.10 "Parent" means a parent corporation, whether now or hereafter existing, as defined in Section 425(e) of the Code.

     2.11 "Plan" means this Independent Director Stock Plan.

     2.12 "Plan Administrator" means the administrator of this Plan as described in Section 4.1.

     2.13 "Share" means a share of Common Stock.

     2.14 "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in Section 425(f) of the Code.

3. Shares Subject to this Plan. Subject to Section 8 of this Plan, the total number of Shares that may be awarded as bonuses under this Plan shall not exceed 100,000 Shares, as such Shares were constituted on the effective date of this Plan. If any Share awarded under this Plan is forfeited pursuant to Section 6.1 or 6.2, such Share shall again be available for purposes of this Plan.

4. Administration of this Plan.

     4.1 Administration. Except as otherwise required herein, this Plan shall be administered by the Board or, if the Board shall authorize a committee to administer this Plan, by such committee to the extent so authorized; provided, however, that only the Board may suspend, amend or terminate this Plan as provided in Section 9. No Director shall vote on any action by the Board with respect to any matter relating to an award held by such Director. The administrator of this Plan is referred to as the "Plan Administrator."

     4.2 Powers of the Plan Administrator. Subject to the specific provisions of this Plan, the Plan Administrator shall have the authority, in its discretion: (i) to determine, on review of relevant information and in accordance with Section 2.8 of this Plan, the Fair Market Value of the Common Stock; (ii) to interpret this Plan; (iii) to prescribe, amend, and rescind rules and regulations relating to this Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the award of Shares previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable to administer this Plan. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan, any Shares issued hereunder, or of any rule or regulation promulgated in connection herewith, and all actions taken by the Plan Administrator, shall be conclusive and binding on all interested parties.

     4.3 Limited Liability. No member of the Board or the Plan
Administrator or officer of the Company shall be liable for any action or inaction of the entity or body, or another person or, except in circumstances involving bad faith, of himself or herself.

     4.4 Exchange Act. At any time that the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, the Board and the Plan Administrator shall administer this Plan in accordance with Rule 16b-3 adopted under the Exchange Act, as such rule may be amended from time to time, and Shares awarded to Independent Directors shall be subject to the applicable provisions of Rule 16b-3 or any successor thereto and to such additional conditions or restrictions as may be required to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

5. Award of Shares.

     5.1 Eligibility. Shares may be awarded pursuant to this Plan only to Independent Directors. All awards hereunder shall be made automatically in accordance with the terms set forth in this Section 5. No person shall have any discretion to select which Independent Directors shall be awarded Shares or to determine the number of Shares to be awarded to Independent Directors. Employee directors who cease to be employees of the Company or any Parent or Subsidiary of the Company but who continue as directors shall become eligible for Awards pursuant to this Plan, as if they were newly elected directors, as of the date they cease to be employees.

     5.2 Shareholder Approval of Plan. No Awards may be made under this Plan unless and until shareholder approval of this Plan has been obtained in accordance with Section 12 hereof.

     5.3 Initial Award. Any Independent Director who is elected by the shareholders at the meeting at which this Plan is first approved by the shareholders shall receive 500 Shares (the "Initial Award") upon shareholder approval of this Plan. Thereafter, each Independent Director shall receive an Initial Award upon such Independent Director's first election or appointment to the Board, whether by the shareholders of the Company or by the Board to fill a vacancy.

     5.4 Annual Award. Each Independent Director also shall be awarded additional Shares (the "Annual Award"), in an amount determined in accordance with the formula set forth below, on an annual basis, each time he or she is elected to the Board (or, if Directors are elected to serve terms longer than one year, as of the date of each annual shareholders' meeting during that term). The number of Shares awarded in the Annual Award shall be equivalent to the result of $5000 divided by the Fair Market Value of a Share on the Award date, rounded to the nearest 100 Shares. Notwithstanding the foregoing, the Annual Award made to any Independent Director elected or appointed to the Board at any time other than at the annual meeting of shareholders shall be equivalent to the product of such result (before rounding) multiplied by a fraction whose numerator is the number of days between the date of election or appointment to the Board and the next annual meeting of shareholders, and whose denominator is 365, which product shall be rounded to the nearest 100 Shares.

     5.5 Other Fees. The Plan Administrator may also authorize the issuance of Shares under this Plan in lieu of any cash payment of fees payable to non-employee Directors, under directors' compensation programs adopted by the Board with respect to services provided by Independent Directors on committees or as chairs of committees or officers of the Company; provided that such issuance would not impede the purposes of this Plan or the qualification of the Plan for the maximum exemption from Section 16 of the Exchange Act. The number of Shares issued pursuant to this Section 5.5, if any, in lieu of any particular fee shall be the cash amount of the fee divided by the Fair Market Value of a Share on the date the fee is earned.

     5.6 Limitations. If any Award granted under this Plan would cause the number of Shares issued pursuant to this Plan to exceed the maximum aggregate number permitted hereunder, then each such automatic Award shall be for that number of Shares determined by dividing the total number of Shares remaining available for issuance by the number of Independent Directors eligible for grant of an Award on the Award date. Thereafter, no further Awards shall be made until such time, if any, as additional Shares become available under this Plan through action of the shareholders to increase the number of Shares that may be issued under this Plan or through forfeiture of Shares previously awarded hereunder.

6. Vesting and Forfeiture.

     6.1 Vesting. Shares issued pursuant to an Initial Award shall be fully vested upon the date of the Award. Shares issued pursuant to an Annual Award shall vest in full on the first anniversary following the date of the Annual Award if the Independent Director has attended at least 75% of the regularly scheduled meetings of the Board, in person or by telephone, during that year. If an Independent Director does not attend at least 75% of the regularly scheduled meetings of the Board between the date of award of an Annual Award and the first anniversary thereof, the Shares issued pursuant to that Annual Award shall automatically expire and be forfeited without having vested.

     6.2 Termination of Status as a Director. If a Director ceases to be an Independent Director for any reason other than death or disability before his or her last Annual Award vests, the Shares issued pursuant to that Annual Award shall be forfeited.

     6.3 Disability of Director. Notwithstanding Sections 6.1 or 6.2 above, if an Independent Director is unable to continue his service as a Director as a result of his or her permanent and total disability (as defined in Section 22(e)(3) of the Code), unvested shares of such Independent Director shall become immediately vested.

     6.4 Death of Director. In the event of the death of an Independent Director, unvested shares of such Independent Director shall become vested as of the date of death.

     6.5 Certificates. Immediately following each Award date, the Company will deliver to the Plan Administrator certificates in the name of the Award recipients representing the Shares awarded to each recipient on that Award date. In the case of an Initial Award, the Plan Administrator shall promptly deliver each certificate to the relevant Independent Director. In the case of an Annual Award, each Independent Director shall deposit with the Plan Administrator, or a designee of the Plan Administrator, blank stock powers, duly executed and otherwise in form satisfactory to the Plan Administrator, for such Independent Director's certificate. The Plan Administrator shall hold the certificates representing unvested Shares and the stock powers related thereto until the Shares have been vested in accordance with Section 6.1. Any certificates representing Annual Awards that fail to vest shall be returned to the Company for immediate cancellation, and the affected Director or former Director shall execute any documents reasonably necessary to facilitate the cancellation. Any certificates covering vested Shares shall be delivered to the relevant Independent Director as soon as practicable after the Shares vest. Any Certificates representing Shares held by the Plan Administrator for an Independent Director who has died shall be delivered as soon as practicable to the participant's beneficiary previously designated to the Plan Administrator in writing by the Director, or if no such designation exists, to the Director's estate.

     6.6 Status Before Full Vesting.

          (a) Each recipient of Awards shall be a shareholder of record with respect to all Shares awarded, whether or not vested, and shall be entitled to all of the rights of such a holder, except that the Share certificates for Annual Awards shall be held by the Plan Administrator until delivered in accordance with Section 6.5.

          (b) Any dividend checks or communications to shareholders received by the Plan Administrator with respect to a certificate held by the Plan Administrator shall promptly be transmitted to the Independent Director whose name is on the certificate.

          (c) No Independent Director may transfer any interest in unvested shares to any person other than the Company.

7. Effect of Merger, Sale of Assets, Liquidation or Dissolution. In the event of a merger, consolidation or plan of exchange to which the Company is a party and in which the Company is not the survivor, or a sale of all or substantially all of the Company's assets, any unvested Shares shall vest automatically upon the closing of such transaction.

8. Securities Regulations.

          Shares shall not be issued under this Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable laws of foreign countries and other jurisdictions and the requirements of any quotation service or stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any Shares hereunder. The inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any Shares hereunder shall relieve the Company of any liability with respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

          In connection with the issuance of Shares under this Plan, the Company may require recipients to represent and warrant at the time of issuance that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. The Company may place a stop-transfer order against any Shares on the official stock books and records of the Company, and a legend may be stamped on stock certificates to the effect that the Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation. The Company also may require such other action or agreement by Award recipients as may from time to time be necessary to comply with federal and state securities laws. THIS PROVISION SHALL NOT OBLIGATE THE COMPANY TO UNDERTAKE REGISTRATION OF SHARES ISSUED PURSUANT TO THIS PLAN.

9. Amendment and Termination.

     9.1 Plan. The Board may at any time suspend, amend or terminate this Plan, provided that the approval of the Company's shareholders is necessary within twelve months before or after the adoption by the Board of Directors of any amendment that will:

          (a) increase the number of Shares that are to be reserved for issuance under this Plan;

          (b) permit Awards to a class of persons other than those now permitted to receive Awards under this Plan; or

          (c) require shareholder approval under applicable law, including
Section 16(b) of the Exchange Act.

     9.2 Limitations. Notwithstanding the foregoing, the provisions set forth in Sections 2 and 5 of this Plan (and any additional Sections of this Plan that affect terms required to be specified in this Plan by Rule 16b-3) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     9.3 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the date on which this Plan is adopted by the Board. No Award may be made after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of any Independent Director who then has unvested Shares, alter or impair any rights or obligations with respect to such Shares theretofore granted under this Plan.

10. Miscellaneous.

     10.1 Status as a Director. Nothing in this Plan or in any Award granted pursuant to this Plan shall confer on any person any right to continue as a Director of the Company or to interfere in any way with the right of the Company to terminate his or her relationship with the Company at any time.

     10.2 Reservation of Shares. The Company, during the term of this Plan, at all times will reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

11. Effectiveness of This Plan. This Plan shall become effective on adoption by the Board so long as it is approved by the Company's shareholders any time within twelve months after the adoption of this Plan. No Award shall be made under this Plan, however, until this Plan is approved by the shareholders.

Adopted by the Board of Directors on October 27, 1995, and approved by the Shareholders on ___________, 1995.